AVID TECHNOLOGY, INC.
                              Avid Technology Park
                                  One Park West
                               Tewksbury, MA 01876




                                                     November 11, 1999





Securities and Exchange Commission
450 Fifth Street, N.W.
Judiciary Plaza
Washington, DC 20549


                  Re:      Avid Technology, Inc.
                           File No. 0-21174
                           Form 8-K

Ladies and Gentlemen:

     Pursuant  to  regulations  of  the  Securities  and  Exchange   Commission,
submitted herewith for filing on behalf of Avid Technology, Inc. is the Company's Form 8-K dated the 11th day of November, 1999.

     This filing is being effected by direct transmission to the Commission's EDGAR System.
                                                 Very truly yours,


                                                 /s/ Ethan E. Jacks
                                                 ----------------------
                                                 Ethan E. Jacks
                                                 General Counsel
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                       SECURITIES AND EXCHANGE COMMISSION



                             Washington, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT
                     PURSUANT TO SECTIONS 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



       Date of report (Date of earliest event reported): November 10, 1999



                              AVID TECHNOLOGY, INC.
             (Exact Name of Registrant as Specified in Its Charter)






     Delaware                           0-21174              04-2977748
    (State or Other Jurisdiction        (Commission File     (I.R.S. Employer
    of Incorporation or Organization    Number)              Identification No.)




            Avid Technology Park, One Park West, Tewksbury, MA 01876
               (Address of Principal Executive Offices) (Zip Code)



       Registrant's telephone number, including area code: (978) 640-6789




                          This is Page 1 of 6 pages
                           Exhibit Index is on Page 4


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Item 5.  Other Events.

         On November 10, 1999, Avid Technology, Inc. (the "Registrant") announced a restructuring plan designed to realign expenses with revenues while allowing for continued investment in areas of future growth. A copy of the Registrant's press release regarding the restructuring, dated November 10, 1999, is filed herewith as Exhibit 99 and incorporated herein by reference.












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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 11, 1999                    AVID TECHNOLOGY, INC.
                                           (Registrant)


                                           By: /s/ William L. Flaherty
                                           ------------------------------
                                           William L. Flaherty,
                                           Senior Vice President of Finance,
                                           Chief Financial Officer and Treasurer
                                           (Principal Financial Officer),
                                           Acting Chief Executive Officer













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                                  EXHIBIT INDEX

  Exhibit         Description

   99             Press release of the Registrant dated November 10, 1999.












                                       4
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